SCHEDULE OF SUBADVISORY AGREEMENTS OMITTED
FROM PRE-EFFECTIVE AMENDMENT NO. 1
TO LEGG MASON GLOBAL ASSET MANAGEMENT TRUST’S
REGISTRATION STATEMENT ON FORM N-1A

Pursuant to Rule 483(d)(2) under the Securities Act of 1933, as amended, the following subadvisory agreements were omitted from Pre-Effective Amendment No. 1 (Amendment No. 1) to Legg Mason Global Asset Management Trust’s Registration Statement on Form N-1A. These subadvisory agreements are substantially identical to the Subadvisory Agreement among Legg Mason Partners Fund Advisor, LLC, Legg Mason Global Asset Allocation, LLC and ClearBridge Advisors, LLC, with respect to Legg Mason Manager Select Large Cap Growth Fund, filed as Exhibit (d) to Amendment No. 1 except as to the parties thereto.

•	Subadvisory Agreement among Legg Mason Partners Fund Advisor, LLC, Legg Mason Global Asset Allocation, LLC and Barrett Associates, Inc., with respect to Legg Mason Manager Select Large Cap Growth Fund

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Subadvisory Agreement among Legg Mason Partners Fund Advisor, LLC, Legg Mason Global Asset Allocation, LLC and Batterymarch Financial Management, Inc., with respect to Legg Mason Manager Select Large Cap Growth Fund

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Subadvisory Agreement among Legg Mason Partners Fund Advisor, LLC, Legg Mason Global Asset Allocation, LLC and Legg Mason Capital Management, Inc., with respect to Legg Mason Manager Select Large Cap Growth Fund

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Subadvisory Agreement among Legg Mason Partners Fund Advisor, LLC, Legg Mason Global Asset Allocation, LLC and Batterymarch Financial Management, Inc., with respect to Legg Mason Manager Select Large Cap Value Fund

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Subadvisory Agreement among Legg Mason Partners Fund Advisor, LLC, Legg Mason Global Asset Allocation, LLC and Brandywine Global Investment Management, LLC, with respect to Legg Mason Manager Select Large Cap Value Fund

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Subadvisory Agreement among Legg Mason Partners Fund Advisor, LLC, Legg Mason Global Asset Allocation, LLC and Legg Mason Capital Management, Inc., with respect to Legg Mason Manager Select Large Cap Value Fund

•	Subadvisory Agreement among Legg Mason Partners Fund Advisor, LLC, Legg Mason Global Asset Allocation, LLC and ClearBridge Advisors, LLC, with respect to Legg Mason Manager Select Large Cap Value Fund